Exhibit 10.75

FORM OF

DOMESTIC REVOLVING CREDIT NOTE

$12,500,000	December 23, 2004

FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers”) do jointly and severally promise to pay to the order of [                    ](the “Lender”) at the Administrative Agent’s Office:

(a) the principal amount of TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($12,500,000) or, if less, the aggregate unpaid principal amount of Domestic Revolving Credit Loans advanced to the Borrowers by the Lender from time to time pursuant to that certain Credit Agreement dated as of December 23, 2004 (together with all amendments, restatements, and other modifications, if any, from time to time hereafter made thereto, the “Credit Agreement”) among the Borrowers, Lionbridge Technologies Holdings B.V., Lionbridge Technologies Ireland, the Lenders from time to time party thereto, and HSBC Bank USA, National Association, as Administrative Agent, on the dates and in the principal amounts provided in the Credit Agreement; and

(b) interest on the unpaid principal balance of each such Domestic Revolving Credit Loan, for the period commencing on the date of such Domestic Revolving Credit Loan until such Domestic Revolving Credit Loan shall be paid in full, on the dates and at the rates per annum provided in the Credit Agreement.

This Domestic Revolving Credit Note is being executed and delivered by the Borrowers pursuant to §2.4 of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay, in whole or in part, the Domestic Revolving Credit Loans evidenced by this Domestic Revolving Credit Note on the terms and conditions specified in the Credit Agreement.

This Domestic Revolving Credit Note evidences Domestic Revolving Credit Loans made by the Lender under, and has been issued by the Borrowers in accordance with the terms of, the Credit Agreement. The Lender and any permitted holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any permitted holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

The Borrowers irrevocably authorize and request the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Domestic Revolving Credit Loan made by the Lender or at the time of receipt of any payment of principal of this Domestic Revolving Credit Note, an appropriate notation on the grid attached to this Domestic Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Domestic Revolving Credit Loan or (as the case may be) the receipt of such payment. Absent manifest error, the outstanding amount of the Domestic Revolving Credit Loans set forth on the grid attached to this Domestic Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Domestic Revolving Credit Loans made by it, shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Domestic Revolving Credit Note when due as provided in the Credit Agreement.

If any one or more Events of Default shall have occurred and be continuing, the entire unpaid principal amount of this Domestic Revolving Credit Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrowers and every endorser and guarantor of this Domestic Revolving Credit Note or the obligation represented hereby (i) waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Domestic Revolving Credit Note, and (ii) assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable. The Borrowers and every endorser and guarantor of this Domestic Revolving Credit Note hereby acknowledge and agree that the obligations represented hereby are further subject to the terms and conditions (including, but not limited to, the waivers) as set forth in the Credit Agreement, and further acknowledge and agree that no delay or omission on the part of the Lender or any permitted holder hereof in exercising any right hereunder or thereunder shall operate as a waiver of such right, nor be deemed a bar or waiver of any such rights on any further occasion.

EXCEPT AS PERMITTED BY SECTION 15.2 OF THE CREDIT AGREEMENT, THIS DOMESTIC REVOLVING CREDIT NOTE MAY NOT BE ASSIGNED OR TRANSFERRED BY THE LENDER TO ANY OTHER PERSON.

THIS DOMESTIC REVOLVING CREDIT NOTE SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

[Remainder of page intentionally left blank; Signature page on next page]

IN WITNESS WHEREOF, each of the undersigned has caused this Domestic Revolving Credit Note to be signed by its duly authorized officer as of the day and year first above written.

LIONBRIDGE TECHNOLOGIES, INC.

By:
Name:
Title:

LIONBRIDGE US, INC.

By:
Name:
Title:

VERITEST, INC.

By:
Name:
Title:

MENTORIX TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Domestic Revolving Credit Note]

Date	Amount of Domestic Revolving Credit Loan	Amount of Principal Paid or Prepaid	Balance of Principal Unpaid	Notation Made By: